UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Fundrise Real Estate Interval Fund, LLC

(Exact name of registrant as specified in its charter)

Investment Company Act File Number: 811-23448

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Michelle A. Mirabal

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and Address of Agent for Service)

Copies to:

Paul J. Delligatti, Esq.

Goodwin Procter LLP

1900 N Street, NW

Washington, D.C. 20036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 through December 31, 2021

Item 1.	Reports to Stockholders

Fundrise Real Estate Interval Fund, LLC

Annual Report

for the Year Ended

December 31, 2021

Management Discussion of Fund Performance

Dear Fellow Shareholders,

We are pleased to present the annual report of the Fundrise Real Estate Interval Fund, LLC (the “Fund”). Despite an evolving COVID-19 landscape with continued case flare-ups from new variants like Delta and Omicron, 2021 saw a resounding rebound from 2020’s lockdown recession. The Fundrise Real Estate Interval Fund returned 29.35% in 2021, its first year of operations. For the reporting period, the National Council of Real Estate Investment Fiduciaries (NCREIF) National Property Index (NPI), which represents trends in private real estate, returned 12.15%. During the same period the S&P 500® Total Return Index, a bellwether for the overall U.S. stock market, returned 28.71% and the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market returned -1.54%.

Within real estate, performance has diverged significantly between sectors, and we are encouraged by our focus on residential and industrial assets where we anticipate continued demand growth. Multi-Family and Single Family rent growth reached historic levels in 2021. Per Yardi Matrix’s November 2021 report, Multi-Family asking rents were up 13.5% year-over-year while Single Family rents were up 14.7% year-over-year. The Industrial market also saw historic rent growth in 2021, with the top 50 markets estimated to finish the year averaging 17% per Green Street Advisors. This rent growth coupled with pronounced cap rate compression has driven significant valuation increases in both residential and industrial real estate in 2021.

While government stimulus and low interest rates encouraged 2021’s robust economic rebound, this highly accommodative monetary policy also drove inflation to highs not seen in almost 40 years. As the consensus outlook on inflation has recently moved from “transitory” to more persistent, the Federal Reserve has markedly changed its stance to become more hawkish, signaling a prompt end to bond buying and a high likelihood of several rate increases in 2022.

Despite the potential for a less accommodative monetary policy landscape, 2022 growth forecasts remain robust. While down from its earlier forecast of 4.2%, Goldman Sachs’s revised 2022 U.S. Gross Domestic Product growth forecast remains a healthy 3.8%. The general economic tailwinds captured in this forecast are likely to broadly drive rent growth, occupancy, and asset pricing. Further, hard assets, such as real estate, tend to perform well in inflationary environments.

Fund Performance

To paraphrase Hemingway, megatrends happen gradually, then all at once.

In this case, while the notably strong performance of the Fund during 2021 may feel sudden given the Fund is still ramping up, it was in fact many years in the making and the result of a number of different factors, rather than a single event.

In Q3, the Fund (driven mainly by equity investments in residential assets) experienced a level of price appreciation that is uncommon in the world of real estate. In some instances, certain investments saw quarter-over-quarter price appreciation at the property level in excess of 50%. See below for the Fund’s performance during the year ended December 31, 2021, along with the broad-based securities market benchmark indices as well as the total return for the same period.

*Fundrise Real Estate Interval Fund, LLC commenced operations on January 1, 2021, as such the one year total return also represents the return since inception.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when repurchased, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of December 31, 2021 and are calculated assuming reinvestment of all dividends and distributions.

The Fund’s distribution policy is to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. A portion of the distribution may include a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although return of capital distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are repurchased, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

The Fund’s most recent annualized distribution rate as of December 31, 2021, was 2.34%. All distributions made during the year ended December 31, 2021, were deemed to be a return of capital.

Today, our conviction about our general investment thesis is as high as it’s ever been, however it’s worth calling out that this type of disproportionate performance over a single quarter is not likely to be repeated.

That isn’t to say that we do not expect to see strong performance going forward. In fact, quite the contrary, we seek to identify and invest behind large macroeconomic trends precisely because we believe those trends are likely to drive outsized growth, which in turn can deliver better than average performance. (Of course, we remind investors that such success is never guaranteed, and all investments carry risk which could lead to loss.)

Instead, it is recognition of the fact that a fundamental advantage of being a long-term investor is that we do not have to attempt to time the market. Rather we can be patient, designing and executing strategies that allow those trends time to play out at their own natural pace, and ensuring we capture those rare moments when a confluence of factors come together to bear truly remarkable fruit.

As mentioned above, the primary contributor to the outsized returns came from equity investments in and ownership of well-located, affordably priced residential properties.

More granularly, the primary contributors to this price appreciation were:

●	Outsized rent increases caused by a post pandemic spike in demand combined with ongoing limitations on the supply of housing
●	Accelerated Sunbelt growth whereby the existing dynamics of strong population and job growth were amplified by the pandemic-driven migration of both people and companies to the region
●	Increasing institutional demand for well-located, cash-flowing residential real estate assets paired with record low interest rates and compressing cap rates (i.e., return expectations)

Again, although most of these trends have existed for several years and are likely to continue for the foreseeable future, the COVID-19 pandemic created a unique inflection point resulting in what otherwise may have been 10 years of gradual change being condensed into the span of 12 months.

Looking ahead...

Looking ahead, we continue to believe that many of the same macro trends that we’ve been focused on over the last few years will continue to be dominant drivers of growth going forward while a few new pandemic created norms will likely also have an impact on our investment strategy. Specifically we believe that:

The Sunbelt will continue to outperform

The same tailwinds that have driven so much price appreciation in the region over the past year continue to exist (population growth, job growth, housing affordability, warmer weather, demographic shifts). And now, with remote work seemingly here to stay, we believe the area is only that much more likely to attract new residents who otherwise would have been tied down by jobs in cities such as New York, San Francisco, Los Angeles, and Washington, D.C.

Remote work will permanently alter both office and residential real estate

We see technology-enabled remote work as a megatrend with parallels to e-commerce adoption in the early 2000s. More and more people will now have greater control over their time and increased flexibility over where they choose to both work and live. As a result, we expect many people will choose to move from high cost of living cities with cold winters to low cost of living cities with milder winters. According to Redfin, the average Single Family home in northwest Washington, D.C. costs $1.5 million as compared to, for example, Raleigh where it is $427,000. That extreme gap in value provides a compelling reason for a Millennial family or retiring Boomer to move southward now that they can do so without sacrificing their career.

Anecdotally, we at Fundrise opted to shift to a remote first working environment during the pandemic and recently completed a survey where we asked our team members if they would prefer to continue under that model or switch back to a traditional full-time in-office environment. More than 85% of respondents said they preferred either a majority-remote or full-remote model. We believe the long-term consequences of this playing out across thousands of companies nationwide will likely shift more and more value from traditional big core office and apartment properties in dense urban areas to Single Family homes and more suburban environments.

E-commerce will continue to eat retail

While this trend is nothing new, the move towards greater e-commerce adoption only accelerated over the past 18 months. Many customers who otherwise may have never considered shopping online for items like groceries or everyday household goods were forced to make the switch and now will likely never fully give it up. This same trend can be seen in data around meal delivery and other consumer shopping trends as well. The end result of ever-increasing online sales with the constant expectation for 2-day, 1-day, or even same day delivery means a greater and greater need for well-located industrial logistics facilities.

The rise of software technology as an integrated part of our physical spaces

Marc Andreesen said software is eating the world, but until very recently the physical world and the digital world were very much separate. But a wave of new software tech such as AR, VR, voice command, along with innovations in new and greater mobile and other hardware (watches, rings, glasses, etc.) is starting to blur that line. Smart home systems cannot only control your thermostat or notify you when someone is at the door but increasingly predict and prevent costly home maintenance issues or provide on-demand service solutions for everyday chores like house cleaning or lawn care. Mobile only restaurants now exist where the entire brand and experience of the business exists only digitally while the food is prepared in a ghost kitchen and sent out via a delivery app. For a long time, real estate investing and technology investing were two very different spheres but looking ahead the two may increasingly become one world.

In summary, we are thrilled to see such an exceptional return over the past year. It is a testament to both the hard work of the team at Fundrise as well as the value of identifying the right macro trends. However, as usual, we also want to manage expectations. It would be a mistake to celebrate this performance without acknowledging that it represents years of groundwork and the extensive experience of the Fundrise team.

Onward,

Benjamin Miller

Chief Executive Officer

Fundrise Advisors, LLC

Fundrise Real Estate Interval Fund, LLC

Schedule of Investments

(Amounts in thousands, except share data)

Shares	Description	As of December 31, 2021
	Real Estate Co-Investment Joint Ventures – 88.4%

	Single Family Residential – 40.8%
	Fundrise SFR JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $224,132)	$279,310
	Fundrise SFR Dev JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $16,522)	16,654
	Total Single Family Residential (Cost - $240,654)	$295,964

	Multi-Family Residential – 36.8%
	Fundrise MF JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $195,639)	$254,192
	Fundrise MF JV 2, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $12,116)	12,431
	Total Multi-Family Residential (Cost - $207,755)	$266,623

	Industrial – 10.8%
	Fundrise Industrial JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $6,918)	$7,573
	Fundrise Industrial JV 2, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $70,155)	70,450
	Total Industrial (Cost - $77,073)	$78,023

	Total Real Estate Co-Investment Joint Ventures – 88.4%
	(Cost - $525,482)	$640,610

	Common Stocks – 4.7%
	Single Family Residential – 1.4%
115,510	American Homes 4 Rent	$5,037
113,725	Invitation Homes Inc.	5,156
	Total Single Family Residential (Cost - $9,294)	$10,193

	Multi-Family Residential – 1.9%
8,513	AvalonBay Communities, Inc.	$2,150
12,552	Camden Property Trust	2,243
23,858	Equity Residential	2,159
5,946	Essex Property Trust, Inc.	2,094
10,196	Mid-America Apartment Communities, Inc.	2,339
36,055	UDR, Inc.	2,163
	Total Multi-Family Residential (Cost - $12,403)	$13,148

	Industrial – 1.4%
31,906	Duke Realty Corporation	$2,094
9,167	EastGroup Properties, Inc.	2,089
30,471	First Industrial Realty Trust, Inc.	2,017
12,495	Prologis, Inc.	2,104
26,046	Rexford Industrial Realty, Inc.	2,114
	Total Industrial (Cost - $9,302)	$10,418

	Total Common Stocks – 4.7%
	(Cost - $30,999)	$33,759
	Total Investments – 93.1%
	(Cost - $556,481)	$674,369
	Other assets in excess of liabilities – 6.9%	$50,571
	Total Net Assets – 100.0%	$724,940

(1)	Represents an investment in an affiliate.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the financial statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment.
(4)	Restricted security.
(5)	The Fund owns LLC membership interests, see Note 2 for detailed ownership information.

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Assets and Liabilities

(Amounts in thousands, except share and per share data)

As of December 31, 2021
Assets
Investments in affiliates, at fair value (cost $525,482)	$640,610
Investments, at fair value (cost $30,999)	33,759
Cash and cash equivalents	59,095
Other assets	520
Dividend receivable from investments	75
Distribution receivable from investments in affiliates	1,709
Total Assets	$735,768

Liabilities
Accounts payable and accrued expenses	$363
Accrued management fees	465
Distributions payable	2,927
Settling subscriptions	7,073
Total Liabilities	$10,828

Total Net Assets	$724,940

Components of Net Assets:
Paid in capital	$612,949
Distributable earnings	111,991
Total Net Assets	$724,940

Net Asset Value:
Net assets	$724,940
Common shares; unlimited shares authorized; 56,595,534 shares outstanding as of December 31, 2021	56,596
Net Asset Value Per Share	$12.81

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Operations

(Amounts in thousands)

For the Year Ended December 31, 2021
Investment Income
Dividend income from investments	$97
Total Investment Income	$97

Expenses
Management fees	$2,566
Legal fees	522
Audit and tax fees	194
Financial printing fees	17
Transfer agent fees	96
Offering costs	921
Directors’ fees	140
Bank and custody fees	445
Insurance fees	88
Miscellaneous expenses	59
Total Expenses	$5,048

Less: Expenses waived or borne by the Adviser	$(2,985)

Fees recouped by the Adviser (Note 6)	$3,931

Net Expenses	$5,994

Net Investment Income (Loss)	$(5,897)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in affiliates	$-
Net realized gain (loss) on investments	-
Net change in unrealized appreciation/depreciation on investments in affiliates	115,128
Net change in unrealized appreciation/depreciation on investments	2,760
Total Net Realized and Unrealized Gain (Loss) on Investments	$117,888

Net Increase in Net Assets Resulting from Operations	$111,991

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statements of Changes in Net Assets

(Amounts in thousands)

	For the Year Ended December 31, 2021	For the Period from December 18, 2020(1) to December 31, 2020
Operations:
Net investment income (loss)	$(5,897)	$-
Net change in unrealized appreciation/depreciation on investments	117,888	-
Net Increase in Net Assets Resulting from Operations	$111,991	$-

Distributions to Shareholders:
From distributable earnings	$-	$-
From return of capital	(4,800)	-
Total Distributions	$(4,800)	$-

Capital Share Transactions:
Proceeds from sale of shares	$630,529	$5
Distributions reinvested	805	-
Repurchases of shares	(13,690)	-
Net Increase in Net Assets from Capital Share Transactions	$617,644	$5

Net Assets:
Beginning of Period	$105	$100
End of Period	$724,940	$105

(1)	Effective Date of the Fund’s Registration Statement.

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Statement of Cash Flows

(Amounts in thousands)

For the Year Ended December 31, 2021
Operating Activities:
Net Increase in Net Assets Resulting from Operations	$111,991
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments in affiliates	(531,187)
Investments	(30,999)
Return of capital distributions from investments in affiliates	5,705
Net change in unrealized appreciation/depreciation on investments in affiliates	(115,128)
Net change in unrealized appreciation/depreciation on investments	(2,760)
Changes in assets and liabilities:
Net (increase) decrease in distribution receivable from investments in affiliates	(1,709)
Net (increase) decrease in dividend receivable from investments	(75)
Net (increase) decrease in other assets	(512)
Net (increase) decrease in deferred offering costs	921
Net (increase) decrease in receivable from Adviser	947
Net increase (decrease) in accounts payable and accrued expenses	363
Net increase (decrease) in accrued management fees	465
Net increase (decrease) in payable to Adviser	(10)
Net increase (decrease) in payable to Adviser - offering costs and organizational expenses	(1,866)
Net increase (decrease) in settling subscriptions	7,073
Net cash provided by (used in) operating activities	(556,781)
Financing Activities:
Proceeds from issuance of common shares	630,529
Cash paid for shares repurchased	(13,690)
Distributions paid	(1,068)
Net cash provided by (used in) financing activities	615,771

Net Increase (Decrease) in Cash and Cash Equivalents	58,990
Cash and cash equivalents, beginning of period	105
Cash and cash equivalents, end of period	$59,095

Supplemental Disclosure of Non-Cash Activity:
Distributions reinvested	$805

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Financial Highlights

(Amounts in thousands, except share and per share data)

Per share operating performance for a share outstanding throughout the period	For the Year Ended December 31, 2021
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss) (1)	$(0.22)
Net realized and unrealized gain (loss) on investments	3.21
Total Income from Investment Operations	$2.99

Distributions to Common Shareholders
Net investment income	$-
Return of capital	(0.18)
Total Distributions to Common Shareholders	$(0.18)

Net Asset Value, End of Period	$12.81

Total Investment Return Based on Net Asset Value (2)	29.35%

Ratios and Supplemental Data
Net assets, end of period	$724,940
Ratio of total expenses to average net assets (3)	1.67%
Ratio of net expenses to average net assets (3)(4)	1.98%
Ratio of net investment income (loss) to average net assets (3)(4)	(1.95)%
Portfolio turnover rate	0.00%

(1)	Based on average shares outstanding.
(2)	Total investment return based on net asset value is for the period indicated and has not been annualized. Total investment return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period indicated and assumes that dividends are reinvested in accordance with the Reinvestment Plans. Total investment returns would have been lower had certain expenses not been waived or borne by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the repurchase of Fund shares.
(3)	Expenses do not include operating expenses of the underlying Real Estate Co-Investment Joint Ventures.
(4)	The ratio is net of a waiver of 0.99%, which is deemed to be voluntary as the total expense ratio did not exceed the expense cap for the period ended December 31, 2021 and is inclusive of fee recoupment and expense reimbursement of 1.30%.

See accompanying notes to the financial statements.

Fundrise Real Estate Interval Fund, LLC

Notes to Financial Statements

For the Year Ended December 31, 2021

1.	Formation and Organization

Fundrise Real Estate Interval Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2021. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020. The Fund commenced investment operations on January 1, 2021.

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

The estimates and assumptions underlying these financial statements are based on information available as of December 31, 2021, including judgments about the financial market and economic conditions which may change over time.

As a result of the ongoing global COVID-19 outbreak, economic uncertainties persist that could have an adverse impact on economic and market conditions. The global impact of the pandemic has been rapidly evolving and presents material uncertainty and risk with respect to the Fund’s performance and financial results.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents may consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution. To date, the Fund has not experienced any losses with respect to cash and cash equivalents.

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund is evaluating the impact of adopting Rule 2a-5 on the financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.

Fair Value Measurement

The following is a summary of certain of the methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.

Common stock securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Common stock securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.

Real Estate Co-Investment Joint Ventures are stated at fair value. See Note 7, Investments for further information regarding the Real Estate Co-Investment Joint Ventures. The Fund’s ownership interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable, and any other assets and liabilities of the joint venture. The fair values of real estate investments are generally determined by considering the income, cost, and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Discount rates, exit capitalization rates, and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type, and nature of each property, as well as current and anticipated market conditions. The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable. The significant unobservable inputs used in the fair value measurement of the Fund’s mortgage notes payable are the selection of prevailing market interest rates for similar notes and the loan to value ratios. The significant unobservable inputs used in the fair value measurement of the Fund’s senior notes payable are the selection of certain prevailing market interest rates for similar notes.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of December 31, 2021, in valuing the Fund’s investments carried at fair value (amounts in thousands):

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate Co-Investment Joint Ventures	$—	$—	$640,610	$640,610
Common Stocks	33,759	—	—	33,759
Total Investments	$33,759	$—	$640,610	$674,369

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of December 31, 2021 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input (1)	Range (Weighted Average)	Impact to Valuation from an Increase in input
Real Estate Co-Investment Joint Ventures	$569,235	Income Approach, Discounted Cash-Flow Method	Discount Rate	8.0% - 12.0% (9.4%)	Decrease
			Exit Capitalization Rate	4.3% - 4.8% (4.4%)	Decrease
	71,375	Recent Transaction	Transaction Price	N/A	Increase

(1)	Represents the significant unobservable inputs used to fair value the financial instruments of the joint ventures. The fair value of such financial instruments is the largest component of the valuation of such entity as a whole.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Real Estate Co- Investment Joint Ventures
Balance as of January 1, 2021	$—
Accrued discounts (premiums)	—
Realized gain (loss)	—
Net change in unrealized appreciation/depreciation	115,128
Purchases	531,187
Return of capital distributions	(5,705)
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2021	$640,610
Net change in unrealized appreciation/depreciation for the period ended December 31, 2021, related to Level 3 investments held at December 31, 2021	$115,128

As of December 31, 2021, the investments in affiliates consist of co-investments in joint ventures in exchange for membership interests. As of December 31, 2021, the Fund owns 90% of the membership interests in each of Fundrise SFR JV 1, LLC, Fundrise MF JV 1, LLC, Fundrise MF JV 2, LLC, and Fundrise Industrial JV 2, LLC, 60% of the membership interests in Fundrise SFR Dev JV 1, LLC, and 20% of the membership interests in Fundrise Industrial JV 1, LLC. The affiliated investment securities have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale. During the year ended December 31, 2021, investments in affiliates were as follows (amounts in thousands):

Affiliate	Acquisition Date(1)	Balance as of December 31, 2020	Purchases at cost	Proceeds from sales	Net realized gain (loss) and capital gain distributions	Dividend income	Return of capital distribution	Change in unrealized appreciation/ depreciation	Balance as of December 31, 2021
Fundrise SFR JV 1, LLC	01/25/2021	$—	$225,509	$—	$—	$—	$(1,377)	$55,178	$279,310
Fundrise MF JV 1, LLC	03/05/2021	—	199,838	—	—	—	(4,199)	58,553	254,192
Fundrise Industrial JV 2, LLC	09/29/2021	—	70,200	—	—	—	(45)	295	70,450
Fundrise SFR Dev JV 1, LLC	04/02/2021	—	16,522	—	—	—	—	132	16,654
Fundrise MF JV 2, LLC	08/09/2021	—	12,116	—	—	—	—	315	12,431
Fundrise Industrial JV 1, LLC	06/04/2021	—	7,002	—	—	—	(84)	655	7,573
Total	N/A	$—	$531,187	$—	$—	$—	$(5,705)	$115,128	$640,610

(1)	Represents initial acquisition date as membership interests were purchased at various dates through the current period. Ownership percentages disclosed above remained constant during the reporting period.

Organizational and Offering Costs

Organizational costs may include, among other things, the cost of organizing as a Delaware limited liability company, the cost of certain legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to offering the Fund’s Shares. All offering costs paid by the Adviser prior to commencement of operations were recorded as a Payable to Adviser – offering and organizational costs in the Statement of Assets and Liabilities and were initially accounted for as a deferred charge until commencement of operations. Upon commencement of operations, these offering costs are amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser are subject to reimbursement pursuant to the Expense Limitation Agreement as described in Note 6, Investment Manager Fees and Other Related Party Transactions.

Income Taxes

The Fund intends to elect to be taxed as a REIT under the Code, and intends to operate as such, commencing with the taxable year ending December 31, 2021. To qualify as a REIT, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual REIT taxable income to the shareholders of the Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction or net capital gain and which does not necessarily equal net investment income as calculated in accordance with U.S. GAAP). As a REIT, the Fund generally will not be subject to U.S. federal income tax to the extent it distributes qualifying dividends to its Shareholders. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. For the open tax periods, the Fund has no uncertain tax positions that would require recognition in the financial statements.

Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties.

Issuance of Shares

The Fund offers its Shares on a continuous basis through the Fundrise Platform, an investment platform available both online at www.fundrise.com and through various mobile applications owned and operated by the Sponsor. The price a Shareholder pays for Shares is based on the Fund’s NAV. The NAV of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Standard Time. Cash received for investor subscriptions is recorded as Settling Subscriptions in the Statement of Assets and Liabilities until settlement occurs and Shares are issued.

Distributions To Shareholders

The Fund intends to make distributions necessary to qualify for taxation as a REIT. The Fund expects that it will declare daily distributions to Shareholders of record as of close of business on each day, paid on a quarterly basis, or more or less frequently as determined by the Board, in arrears. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain REIT tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to shareholders of the Fund are recorded on the ex-dividend date.

Dividend Reinvestment

The Fund will operate under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends, capital gains or other distributions, net of any applicable U.S. withholding tax, can be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share next computed after the distribution is paid.

Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends in cash.

Investment Income and Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales of investments are calculated using the identified cost basis. Dividend income and distributions are reported on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund estimates the allocation of distributions between investment income and return of capital based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the Real Estate Co-Investment Joint Ventures after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

3.	Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Principal Risks” in the Fund’s Prospectus and Statement of Additional Information filed on April 30, 2021, and the Fund’s other filings with the SEC.

Non-Listed Closed-End Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company operating as an “interval fund” and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.

Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of a Shareholder’s Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, a Shareholder may not be able to sell their Shares when or in the amount that they desire.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a Shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. At any point in time, Shares may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Global economic, political and market conditions and economic uncertainty, including those caused by the ongoing COVID-19 pandemic, may adversely affect the Fund’s business, results of operations and financial condition.

Risks Related to Specific Private Commercial Real Estate (“CRE”) Property Types. The Fund intends to invest in a variety of Private CRE property types, which will expose the Fund to risks associated with Private CRE, including general risks affecting all types of Private CRE property and certain specific risks associated with specific types of Private CRE property.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

Risks Related to the Fund’s Tax Status as a REIT. The Fund intends to elect to be taxed as and to qualify for treatment each year as a REIT under the Code. However, qualification as a REIT for tax purposes involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT tax status. Failure to qualify for taxation as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders. In addition, complying with the requirements to maintain its REIT tax status may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments, adversely affect the Fund’s liquidity and force the Fund to borrow funds during unfavorable market conditions, and/or limit the Fund’s ability to hedge effectively and cause the Fund to incur tax liabilities.

4.	Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the year ended December 31, 2021 (all tabular amounts are in thousands except share data):

	For the Year Ended December 31, 2021
Common Shares:	Shares	Amount
Gross proceeds from offering	57,724,330	$630,529
Reinvestment of distributions	67,560	805
Total gross proceeds	57,791,890	$631,334
Less: Shares repurchased	(1,206,856)	(13,690)
Net Proceeds from Common Shares	56,585,034	$617,644

As of December 31, 2021, the Fund has issued 10,000 common shares to the Sponsor and 500 common shares to Fundrise, L.P., an affiliate of the Sponsor. For the year ended December 31, 2021, total distributions declared to these related parties were approximately $1,300.

5.	Repurchase Offers

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at quarterly intervals a specified percentage of its outstanding Shares at NAV (the “Repurchase Offer Policy”). The Repurchase Offer Policy provides that, once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless suspended or postponed in accordance with regulatory requirements. The Repurchase Offer Policy is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

To conduct a repurchase offer, the Fund will send a repurchase offer notice to Shareholders no less than 21 days and no more than 42 days before the date (the “Repurchase Request Deadline”) by which the Fund announces that Shareholders must tender their Shares in response to such repurchase offer notice. The Fund must receive repurchase requests submitted by Shareholders in response to the Fund’s repurchase offer on or before the Repurchase Request Deadline.

The Repurchase Offer Policy provides that the repurchase pricing occurs no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). The repurchase price of the Shares will be the Fund’s NAV as of the close of the Repurchase Pricing Date.

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

The Fund may not condition a repurchase offer upon the tender of any minimum number of Shares. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board.

The following table presents the repurchase offers that were completed during the year ended December 31, 2021 (all tabular amounts are in thousands except share data):

Repurchase Offers	First Quarter Repurchase
Commencement Date	March 5, 2021
Repurchase Request Deadline	March 31, 2021
Repurchase Pricing Date	April 1, 2021
Amount Repurchased	$2,006
Shares Repurchased	200,599

Repurchase Offers	Second Quarter Repurchase
Commencement Date	June 7,2021
Repurchase Request Deadline	June 30, 2021
Repurchase Pricing Date	July 1, 2021
Amount Repurchased	$4,087
Shares Repurchased	378,456

Repurchase Offers	Third Quarter Repurchase
Commencement Date	August 25, 2021
Repurchase Request Deadline	September 30, 2021
Repurchase Pricing Date	October 1,2021
Amount Repurchased	$7,597
Shares Repurchased	627,801

6.	Investment Manager Fees and Other Related Party Transactions

The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) of 0.85% of the Fund’s average daily net assets. The Management Fee will be calculated and accrued daily and payable monthly in arrears.

The Adviser and the Fund also entered into an Expense Limitation Agreement. Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its Management Fee and/or pay or reimburse the expenses of the Fund to the extent necessary to limit the Fund’s Operating Expenses (including organizational and offering costs, but excluding property management, origination, acquisition, construction management, development, servicing, special servicing, disposition, liquidation fees or expenses and any other fees or expenses related to the operating of real property and debt and real-estate related investments, interest payments, taxes, brokerage commissions, third-party legal and audit fees, fees and expenses incurred in connection with the Fund’s compliance with rules and regulations related to maintaining the Fund’s tax status as a REIT, repurchase fees, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses) (the “Operating Expenses”) to 2.00% of the Fund’s average daily net assets. The Adviser will be entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending thirty-six months after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

All organizational and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement. Subject to the limitations on reimbursements by the Fund under the Expense Limitation Agreement such reimbursements of organizational and offering costs will be made in monthly installments, but the aggregate monthly amount reimbursed can never exceed 1.00% of the aggregate gross proceeds from the offering of the Fund’s Shares during the applicable month. If the sum of the total unreimbursed organizational and offering costs, plus new costs incurred since the last reimbursement payment exceeds the reimbursement limit described above for the applicable monthly installment, the excess will be eligible for reimbursement in subsequent months (subject to the 1.00% limit), calculated on an accumulated basis, until the Adviser has been reimbursed in full or until the Expense Limitation Agreement reimbursement period has expired.

The Expense Limitation Agreement may be terminated only by the Fund’s Board. After its initial term, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion. The First Amendment to the Agreement amended the initial term of the Agreement, which will now remain in effect until May 1, 2022.

During the year ended December 31, 2021, expenses waived and or paid by the Adviser amounted to approximately $1,305,000 of management fees, approximately $988,000 of other operating expenses, and approximately $692,000 of offering expenses.

The Adviser is permitted to seek recoupment from the Fund of any contractual or voluntary fee waivers or expense reimbursements if recoupment by the Adviser (a) occurs within thirty-six months after the date of the waiver/reimbursement and (b) does not cause the Fund’s Operating Expenses to exceed the lesser of the contractual expense limitation amount in effect at the time of the waiver/reimbursement or at the time of the recoupment. During the year ended December 31, 2021, the Adviser recouped previously waived fees or reimbursed expenses, which amounted to approximately $946,000 related to prior period fees and expenses and recouped approximately $2,985,000 of fees and expenses related to this year. As of December 31, 2021, the Fund had no remaining expense waivers and/or reimbursements (not inclusive of organizational and offering costs) subject to recoupment by the Adviser.

The Fund will reimburse the Adviser for actual expenses incurred on behalf of the Fund in connection with the selection, acquisition or origination of an investment, to the extent not reimbursed by a third-party borrower, whether or not the Fund ultimately acquires or originates the investment. The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, utilities or technology costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund.

The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation fees and expenses associated with the selection, acquisition or origination of real estate properties, construction, real estate development, special servicing of non-performing assets (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in real estate. No such fees were incurred or paid by the Fund to the Adviser or its affiliates for the year ended December 31, 2021.

The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second Amended and Restated Operating Agreement (“Operating Agreement’) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and Investment Management Agreement.

7.	Investments

The Fund gains exposure to Private CRE through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). For the year ended December 31, 2021, Real Estate Investment Vehicles consist of entities in which the Fund co-invested alongside affiliates of the Fund, including those of the Adviser (“Real Estate Co-Investment Joint Ventures”), pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser.

Instead of acquiring full ownership of Private CRE investments through a wholly owned entity, the Fund acquires partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Real Estate Co-Investment Joint Ventures will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Private CRE or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying Private CRE, as applicable, owned by the Real Estate Co-Investment Joint Ventures. The Fund’s ownership in the Real Estate Co-Investment Joint Ventures is passive in nature, and the Fund may have a greater economic interest but fewer control rights in the Real Estate Co-Investment Joint Ventures than the affiliate in which the Fund co-invests alongside.

The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Real Estate Co-Investment Joint Ventures to co-invest alongside certain entities affiliated with or managed by the Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.

The Fund also invests in real estate through common stock of publicly traded REIT securities. Publicly traded REITs typically own large, diversified pools of CRE properties and employ moderate leverage. Most of these companies specialize in particular property types such as regional malls, office properties, apartment properties and industrial warehouses. Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. They typically pay out all of their taxable income as dividends to Shareholders. In turn, Shareholders pay the income taxes on those dividends.

The cost of purchases and proceeds from the sale of investments, other than short-term securities, for the year ended December 31, 2021, amounted to approximately $562,186,000 and $0, respectively.

As of December 31, 2021, Fundrise SFR JV 1, LLC, Fundrise MF JV 1, LLC, and Fundrise Industrial JV 2, LLC are deemed to be significant subsidiaries of the Fund in accordance with the definition of a “significant subsidiary” as defined by Regulation S-X 1-02(w)(2), Definitions of terms used in Regulation S-X (amendment effective January 1, 2021). Pursuant to Regulation S-X 3-09(b), Separate financial statements of subsidiaries not consolidated and 50 percent or less owned persons, separate audited financial statements for Fundrise SFR JV 1, LLC and Fundrise MF JV 1, LLC are included as exhibits to our filing. Additionally, pursuant to Regulation S-X 4-08(g), Summarized financial information of subsidiaries not consolidated and 50 percent or less owned persons, summarized financial information for Fundrise Industrial JV 2, LLC is included below.

The following tables show summarized financial statement information for Fundrise Industrial JV 2, LLC for the year ended December 31, 2021 (amounts in thousands):

Summary Statement of Assets and Liabilities	As of December 31, 2021
Total Assets	$102,475
Total Liabilities	24,764
Total Net Assets	$77,711

Summary Statement of Operations (1)	For the Year Ended December 31, 2021
Total revenue	$409
Operating expenses	(142)
Operating Income	$267
Interest expense	(15)
Depreciation and amortization	(491)
Fair value adjustment	-
Net Income (Loss)	$(239)

(1)	The unconsolidated subsidiary noted reports in accordance with U.S. GAAP, but does not fall within the scope of the accounting and reporting guidance in the ASC 946. The subsidiary is therefore not required to and has elected not to fair value its investments. Accordingly, the summarized income statement information shown for the unconsolidated subsidiary does not reflect fair value adjustments.

8.	Tax Basis Information

As of December 31, 2021, the Fund’s most recent tax year end, the tax basis of distributable earnings (accumulated deficit) were as follows (amounts in thousands):

Undistributed ordinary income (accumulated deficit)	$(9,805)
Other book/tax temporary differences (1)	(1,792)
Net unrealized gain (loss) on investments (2)	123,588
Total Distributable Earnings	$111,991

(1)	Other book/tax differences are attributable to deductibility of various expenses.

(2)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the book/tax differences in the treatment of depreciation and other flow through income on certain investments.

During the tax year ended December 31, 2021, the tax character of distributions paid by the Fund was as follows (amounts in thousands):

Ordinary income	$-
Long-term capital gain	-
Return of capital (1)	1,873
Total Distributions Paid	$1,873

(1)	The difference between tax-basis distributions and book-basis distributions is due to the timing of when distributions are considered paid pursuant to IRC section 858(a).

As of December 31, 2021, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows (amounts in thousands):

Cost of investments for tax purposes	$550,781
Gross tax unrealized appreciation	$125,941
Gross tax unrealized depreciation	(2,353)
Net Tax Unrealized Appreciation	$123,588

9.	Subsequent Events

In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring through February 28, 2022, the date at which the financial statements were available to be issued.

New Investments

As of February 28, 2022, the Fund has contributed approximately $119,100,000 of additional capital to various Real Estate Co-Investment Joint Ventures since December 31, 2021.

As of February 28, 2022, the Fund has contributed approximately $15,006,000 of additional capital to common stocks since December 31, 2021.

Share Transactions

As of February 28, 2022, the following repurchase offers have occurred (all tabular amounts are in thousands except share data):

Repurchase Offers	Fourth Quarter Repurchase
Commencement Date	November 30, 2021
Repurchase Request Deadline	December 31, 2021
Repurchase Pricing Date	January 3, 2021
Amount Repurchased	$6,759
Shares Repurchased	527,647

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Fundrise Real Estate Interval Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fundrise Real Estate Interval Fund, LLC (the Fund), including the schedule of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended December 31, 2021 and the period from December 18, 2020 (effective date of the Fund’s registration statement) to December 31, 2020, and the related notes (collectively, the financial statements) and the financial highlights for the year ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for the year ended December 31, 2021 and the period from December 18, 2020 to December 31, 2020, and the financial highlights for the year ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more Fundrise investment companies since 2019.

McLean, Virginia

February 28, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

24

Additional Information (Unaudited):

1.	Approval of Investment Management Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At meetings held on January 3, 2020 (the “January Meeting”) and November 20, 2020 (the “November Meeting” and together with the January Meeting, the “Organizational Meeting”), the Board of Directors (the “Board”) of Fundrise Real Estate Interval Fund, LLC (the “Fund”) considered and discussed a proposed investment management agreement (the "Agreement") between Fundrise Advisors, LLC (the “Adviser”) and the Fund. At the November Meeting, the Board, including each of the Independent Directors, unanimously voted to approve the Agreement for an initial two-year period. The initial two-year term of the Agreement commenced on December 18, 2020.

In the months preceding the Organizational Meeting, the Board reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement. The Board also considered the materials and in-person presentations by Fund officers and representatives of the Adviser received at the Organizational Meeting concerning the Agreement.

In determining whether to approve the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. In connection with their deliberations, the Independent Directors met separately in executive session to review the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by the Adviser. The Board noted the non-investment advisory services to be provided by the Adviser consistent with the terms of the Agreement, including the supervision and coordination of the Fund’s service providers and the provision of administrative, management and other services. The Board considered the Adviser’s reputation, organizational structure, resources and overall financial strength and ability to carry out its obligations under the Agreement. The Board also considered that, although the Fund would be the first registered investment company managed by the Adviser, the Adviser had extensive experience managing other similar pooled investment vehicles that invest in real estate-related assets (the “Other Investment Vehicles”).

The Board considered the Adviser’s professional personnel who will provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser. The Board noted the Adviser’s support of the Fund’s compliance control structure, including the resources that will be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser to combat cybersecurity risks. The Board also considered the Adviser’s investments in business continuity planning designed to benefit the Fund. The Board noted the Adviser’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Fund and its service providers operate.

The Board considered the day-to-day portfolio management services that the Adviser will provide to the Fund. In this regard, the Board considered, among other things, the Adviser’s investment philosophy and processes, investment research capabilities and resources, performance record, experience, trading operations and approach to managing risk, including with respect to investments in real estate-related assets. The Board considered the quality and experience of the Fund’s portfolio managers, the number of Other Investment Vehicles managed by the portfolio managers, and the Adviser’s method for compensating the portfolio managers. Moreover, the Board considered that the Adviser would oversee potential conflicts of interest between the Fund’s investments and those of the Other Investment Vehicles.

In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with launching and managing the Fund. The Board noted that the Fund is a closed-end interval fund that operates in accordance with the framework set forth in Rule 23c-3 under the 1940 Act. In this connection, the Board considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.

Fund Performance

The Board noted that the Fund is newly formed and did not have a prior performance record. The Board considered the investment performance of the Adviser and the Fund’s portfolio managers, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, performance data showing the portfolio manager’s capabilities in managing the Other Investment Vehicles. The Board reviewed the performance of each Other Investment Vehicle over different time periods presented in the materials and evaluated the Adviser’s analysis of the Other Investment Vehicle’s performance for these time periods. The Board noted that the Adviser did not manage a registered investment company that uses an investment strategy similar to that proposed for the Fund. The Board also considered performance data for an appropriate group of peer closed-end interval funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data.

Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.

Management Fees and Expenses

The Board reviewed and considered the proposed management fee rate to be paid by the Fund to the Adviser under the Agreement and the Fund’s anticipated total expense ratio. The Board received and reviewed a report prepared by Broadridge comparing the Fund’s proposed management fee rate and anticipated total expense ratio relative to the Fund’s Peer Group. In considering the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s contractual management fee, actual management fee and anticipated total expense ratio were each below the median of the Fund’s Peer Group. The Board also noted the Adviser’s contractual undertaking to limit the Fund’s operating expenses to a specified level through an expense limitation agreement with the Fund.

The Board received and considered a description of the methodology used by Broadridge to select the closed-end interval funds in the Peer Group. While the Board recognized that comparisons between the Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of registered funds and the different business model and cost structure of the Adviser, the comparative, independently-selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser to the Other Investment Vehicles. The Board considered the explanations provided to the Adviser about any differences between the Adviser’s services to be provided to the Fund and the services it provides to the Other Investment Vehicles. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered funds such as the Other Investment Vehicles. The Board also reviewed information about structural, operational and other differences between the Other Investment Vehicles and the Fund. Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable.

Profitability

The Board received and considered information about the Adviser’s projected costs of launching the Fund and the projected profitability to the Adviser from providing services to the Fund. The Board received and considered information regarding the methodologies and estimates used by the Adviser in calculating and reporting profitability, including a description of the methodology used to allocate certain expenses. In evaluating the estimated profitability to the Adviser from providing services to the Fund, the Board considered the Adviser’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to Shareholders. The Board also noted that the actual profitability of the Fund to the Adviser would depend on, among other factors, the growth of the Fund’s assets under management.

Based on its review, the Board did not deem the estimated profits reported by the Adviser from providing services to the Fund to be at a level that would prevent the Board from approving the Agreement.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of Shareholders of the Fund. In this regard, the Board noted the absence of any breakpoints in the Agreement’s fee structure but considered that expense limitations and fee waivers that reduce the Fund’s expenses can have the same effect as breakpoints in sharing potential economies of scale with Shareholders. In addition, the Board considered that initially setting competitive fee rates, pricing the Fund to scale at inception and making additional investments in the business intended to enhance services available to Shareholders are other means of sharing potential economies of scale with Shareholders.

The Board concluded that the Adviser’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its Shareholders. The Board noted that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund.

The Board noted that the Fund would be among the investment options available to investors participating in certain investment plans sponsored by the Adviser or its affiliates. The Board considered that the Adviser receives asset-based fees from plan participants, which the Board considered could be viewed as an indirect benefit to the extent investments in the Fund support these plans. The Board also considered information about certain fees that the Adviser or its affiliates may be entitled to receive in connection with the selection, acquisition or origination of real estate property investments by the Fund.

Based on its consideration of the factors and information it deemed relevant, the Board did not deem any ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.

Conclusion

At the Organizational Meeting, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Board unanimously approved the Agreement.

2.	Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling (202) 584-0550 or on the SEC’s website at http://www.sec.gov.

3.	Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the most recent twelve month period ended December 31 2021, is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov. During the year ended December 31, 2021, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.

4.	Compensation of Directors

For the year ended December 31, 2021, each Director who is not an “interested person” of the Fund (i.e., an “Independent Director”) received an annual retainer of $35,000 plus reimbursement of related expenses in connection with his or her service on the Board of the Fund, as such amount may be updated by the Board. The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov.

5.	Directors and Officers

The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and officers of the Fund as of December 31, 2021. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. For more information regarding the Directors and officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (202) 584-0550.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jeffrey R. Deitrich (1982) Director	01/2020 to present	Vice President, Silverstein Properties, Inc. (real estate investment and development firm) (since 2022 and 2007-2016). Formerly, Principal, Frenchtown Enterprises (real estate investment firm) (2019-2022); Principal, Better Building Solutions (technology integration and managed services firm) (since 2016); Asset Manager, Prudential Real Estate Investors (private equity) (2004-2007).	1	None
Glenn R. Osaka (1955) Lead Independent Director	01/2020 to present	Consultant and Private Investor (early stage technology companies) (since 2013). Formerly, Senior Vice President, Services, Juniper Networks, Inc. (2009-2013); Vice President, Strategy and Operations, Cisco Systems, Inc. (2007-2009); President and Chief Executive Officer, Reactivity Inc. (technology start-up company) (2001-2006); Managing Director, Redleaf Group (venture capital firm) (1999-2000); Vice President and General Manager, Enterprise Computing, Hewlett-Packard (1979-1998).	1	None
Alexander J. Rouse (1977) Director	01/2020 to present	Senior Director, Asset Management, TruAmerica Multifamily, LLC (multifamily real estate investment firm) (since January 2020). Formerly, Vice President, The Severn Companies (multifamily real estate investment and development firm) (2015 – January 2020); Asset Manager, Alex Brown Realty, Inc. (real estate investment firm) (2013- 2015); Principal, Yantz Capital, LLC (real estate transaction consulting firm) (2009-2013).	1	None
Gayle P. Starr (1954) Director	11/2020 to present	Consultant and Advisor, Starr RE Consultants, LLC (real estate and diversity consulting firm) (since 2019); Advisor, Bridge33 Capital, LLC (commercial real estate investment firm) (since 2019); Advisor, First Republic Bank (commercial bank and trust company) (since 2019); Consultant, Rubicon Point Partners, LLC (commercial real estate investment firm) (since 2019). Formerly, Managing Director (2015-2019) and Senior Vice President (2002-2015), Global Capital Markets, Prologis, Inc. (publicly traded real estate investment trust).	1	None

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Interested Director
Benjamin S. Miller[3] (1976) Director, Chairperson and President	01/2020 to present	Chief Executive Officer, Fundrise Advisors, LLC (since 2012); Co-Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012). Formerly, Interim Chief Financial Officer and Treasurer.	1	None

[1]	Each Director serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.

[2]	The “Fund Complex” consists of the Fund only, as of December 31, 2021.

[3]	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
Michelle A. Mirabal (1988) Secretary and Chief Compliance Officer	11/2020 to present	Deputy General Counsel, Fundrise Advisors, LLC and Rise Companies Corp. (since 2019); Corporate Counsel, Amherst Residential, LLC (2018-2019); Associate, Hogan Lovells US LLP (2014-2018).
Alison A. Staloch (1980) Treasurer and Principal Financial/Accounting Officer	07/2021 to present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. (since 2021); Chief Accountant (2017-2021), Assistant Chief Accountant (2015-2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).

[1]	The term of office for each officer will continue indefinitely.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the code of ethics is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert

The Board of Directors has designated Jeffrey R. Deitrich, who serves on the Board’s Audit Committee, as an audit committee financial expert. Mr. Deitrich is considered by the Board of Directors to be an independent director.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees: Audit fees billed to the Registrant as of December 31, 2021, were $35,000, which is exclusive of audit fees totaling $75,000 in connection with the annual audit that had not yet been billed to the Registrant as of December 31, 2021. These amounts represent aggregate fees billed by the Registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year. The audit fees billed for the period ended December 31, 2020, were $68,020.

(b) Audit-Related Fees: There were no additional fees billed to the Registrant for the year ended December 31, 2021, or the period ended December 31, 2020, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees: There were no tax fees billed to the Registrant for the year ended December 31, 2021, or the period ended December 31, 2020, for professional services rendered by the Accountant for tax compliance, tax advice, or tax planning.

(d) All Other Fees: The aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,780 and $0 for the year ended December 31, 2021, and the period ended December 31, 2020, respectively. The fees relate to a Accounting Research Online subscription.

(e)(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Registrant when retaining an auditor to perform audit, audit-related, tax and other services for the Registrant. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(e)(2) With respect to the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees of $40,386 and $0 were billed by the Accountant for services rendered to the Registrant’s investment adviser for the year ended December 31, 2021, and the period ended December 31, 2020, respectively.

(h) Not applicable, all non-audit services that were rendered to the Registrant's investment adviser were pre-approved as required.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a) The schedule of investments is included as part of the report to Shareholders filed under Item 1 of this form.

(b) There were no divestment of securities (as defined by Section 13(c) of the 1940 Act) for this annual reporting period.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s Board of Directors believes that the voting of proxies with respect to securities held by the Registrant is an important element of the overall investment process. The Board has adopted a Proxy Voting Policy (the “Registrant’s Proxy Voting Policy”) on behalf of the Registrant which delegates the responsibility for decisions regarding proxy voting for securities held by the Registrant to Fundrise Advisors, LLC, the Registrant’s investment adviser (the “Adviser”), subject to the Board’s continuing oversight. The Registrant’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it will use to vote proxies for securities held by the Registrant (the “Adviser’s Proxy Voting Policy”) in a manner that is consistent with the Registrant’s Proxy Voting Policy. The Board, including a majority of the Independent Directors, must approve the Adviser’s Proxy Voting Policy as it relates to the Registrant. Due to the nature of the securities and other assets in which the Registrant intends to invest, proxy voting decisions for the Registrant may be limited.

The Registrant believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for Shareholders to make their voices heard and to influence the direction of a company. The Registrant is committed to voting proxies received in a manner consistent with the best interests of the Registrant’s Shareholders. The Registrant believes that the Adviser is in the best position to make individual voting decisions for the Registrant consistent with the Registrant’s Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Registrant has delegated the following duties to the Adviser pursuant to the Registrant’s Proxy Voting Policy:

•	to make the proxy voting decisions for the Registrant, in accordance with the Adviser’s Proxy Voting Policy;

•	to assist the Registrant in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Registrant is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Registrant cast its vote; and (d) whether the Registrant cast its vote for or against management; and

•	to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Registrant, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Registrant was entitled to vote presents a conflict between the interest of the Registrant’s Shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Registrant shall always vote in the best interest of the Registrant’s Shareholders. For purposes of the Registrant’s Proxy Voting Policy, a vote shall be considered in the best interest of the Registrant’s Shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

The Registrant will file a Form N-PX with the Registrant’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.

The copy of the Adviser’s Proxy Voting Policy is set forth below.

Adviser Proxy Voting Policies and Procedures

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Real Estate Interval Fund, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held by the Fund.

1.	Background and Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the U.S. Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2.	Responsibility

The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.

3.	Procedures

The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.

Voting Procedures

In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Adviser’s Investment Committee to vote the proxy. The Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.

The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.

Proxy Voting Guidelines

The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

•	The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.

•	The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with the conflict resolution procedures (see below).

•	The Adviser generally will vote on all matters presented to security holders in any proxy. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of Adviser.

•	Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.

•	Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines maybe overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

•	vote the relevant proxy in accordance with the vote indicated by the Guidelines;

•	vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;

•	engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or

•	“echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that Shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.

Requests for Information

All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping

The Adviser’s CCO shall retain the following records:

•	These Procedures and any amendments;

•	Each proxy statement that the Adviser receives;

•	A record of each vote that the Adviser casts;

•	Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and

•	A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of this filing, Benjamin S. Miller, Brandon T. Jenkins, and R. Whitaker Booth are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. In December 2011, Mr. Miller started Popularise LLC, a real estate crowdsourcing website, which he currently manages. Prior to Rise Development, Mr. Miller had been a Managing Partner of the real estate company WestMill Capital Partners from October 2010 to June 2012, and before that, was President of Western Development Corporation from April 2006 to October 2010, after joining the company in early 2003 as a board advisor and then as COO in 2005. Western Development Corp. is one of the largest retail, mixed-use real estate companies in Washington, D.C.. While at Western Development, Mr. Miller led the development activities of over 1.5 million square feet of property, including more than $300 million of real estate acquisition and financing. Mr. Miller was an Associate and part of the founding team of Democracy Alliance, a progressive investment collaborative, from 2003 until he joined Western Development in 2005. From 1999 to 2001, Mr. Miller was an associate in business development at Lyte Inc., a retail technology start-up. Starting in 1997 until 1999, Mr. Miller worked as an analyst at a private equity real estate fund, Lubert-Adler, and for venture capital firm IL Management. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania. Mr. Miller is on the Board of Trustees of the National Center for Children and Families.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

R. Whitaker Booth – Mr. Booth has served as Senior Vice President of Real Estate at Rise Companies since February 2020, and has supported real estate acquisition, asset management and valuation functions since joining the company in July 2014. Previously, Mr. Booth worked in debt underwriting at Walker & Dunlop and RMBS litigation in Navigant Consulting’s Disputes and Investigations practice. Mr. Booth received his MBA from University of Pennsylvania’s Wharton School and his Bachelor of Science in Commerce from University of Virginia’s McIntire School.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of December 31, 2021: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	20	$1,865.15	1	$49.61
Other Accounts	0	$0	0	$0
Brandon T. Jenkins
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	20	$1,865.15	1	$49.61
Other Accounts	0	$0	0	$0
R. Whitaker Booth
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	20	$1,865.15	1	$49.61
Other Accounts	0	$0	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Registrant may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key real estate and debt finance professionals of Rise Companies who perform services for the Registrant on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and the Fundrise eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor). These persons have legal obligations with respect to those entities that are similar to their obligations to the Registrant. In the future, these persons and other affiliates of Rise Companies may organize other real estate-related or debt-related programs and acquire for their own account real estate-related investments that may be suitable for the Registrant. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Registrant’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Registrant retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Registrant’s assets in order to avoid a reduction in the Registrant’s NAV.

Allocation of Investment Opportunities. The Registrant relies on the Adviser’s executive officers and Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key real estate and debt finance professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, including offerings that acquire or invest in commercial real estate (“CRE”) equity investments, including multifamily residential properties, CRE loans, and other select real estate-related assets.

These additional programs may have investment criteria that compete with the Registrant.

If a sale, financing, investment or other business opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant.

Except under any policies that may be adopted by the Adviser, which policies will be designed to minimize conflicts among the programs and other investment opportunities provided on the Fundrise Platform, no program or Fundrise Platform investment opportunity (including the Registrant) will have any duty, responsibility or obligation to refrain from:

•	engaging in the same or similar activities or lines of business as any program or Fundrise Platform investment opportunity;

•	doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any program or Fundrise Platform investment opportunity;

•	engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any program or Fundrise Platform investment opportunity;

•	establishing material commercial relationships with another program or Fundrise Platform investment opportunity; or

•	making operational and financial decisions that could be considered to be detrimental to another program or Fundrise Platform investment opportunity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Registrant and one or more Fundrise entities (such as the eREITs® and eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor) to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Registrant and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Registrant, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Registrant has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Registrant’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Registrant Affiliates’ Time. The Registrant relies on Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Registrant’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Registrant, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Registrant believes that the Adviser and its affiliates have sufficient real estate and debt finance professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Registrant. These fees could influence the Adviser’s advice to the Registrant as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

•	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

•	the offering of shares by the Registrant, which entitles the Adviser to a Management Fee and other fees;

•	acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

•	borrowings up to the Registrant’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Registrant to the Adviser;

•	whether the Registrant seeks necessary approvals to internalize the Registrant’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Fundrise Companies who are performing services for the Registrant on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Registrant than they currently receive from Rise Companies; and

•	whether and when the Registrant merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Registrant’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

•	Rise Companies;

•	the Adviser;

•	Fundrise, LLC;

•	other investment programs sponsored by Rise Companies; and

•	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Registrant.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Registrant or any of the other accounts managed.

(a)(4) The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the fund as of December 31, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Benjamin S. Miller	$0-10,000
Brandon T. Jenkins	$0-10,000
R. Whitaker Booth	$0-10,000

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no repurchases of equity securities by the Sponsor or other affiliated purchasers for this annual reporting period.

Item 10.	Submission of Matters to a Vote of Security Holders

As of February 28, 2022, there have been no material changes in the procedures by which Shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)(1) Audited Financial Statements of Fundrise SFR JV 1, LLC as of December 31, 2021

(c)(2) Audited Financial Statements of Fundrise MF JV 1, LLC as of December 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Real Estate Interval Fund, LLC

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	President

Date:	February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	Principal Executive Officer

Date:	February 28, 2022

By:	/s/ Alison A. Staloch
	Name:	Alison A. Staloch
	Title:	Treasurer and Principal Financial/Accounting Officer

Date:	February 28, 2022